EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Bruggeworth, President and Chief Executive Officer of RF Micro Devices, Inc. (the
“Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1)        the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended
            December 27, 2008 (the “Report”) fully complies with the requirements of Section 13(a)
            or 15(d) of the Securities Exchange Act of 1934; and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Bruggeworth
      Robert A. Bruggeworth
      President and Chief Executive Officer

      February 5, 2009